AMENDED AND RESTATED LOAN AGREEMENT

      THIS AGREEMENT is executed effective the 15th day of April, 2003, between EXCALIBUR HOLDINGS, INC., a Texas corporation ("Borrower"), EXCALIBUR INDUSTRIES, INC.a Delaware corporation ("Industries"), EXCALIBUR STEEL, INC., an Oklahoma corporation ("Steel"), EXCALIBUR AEROSPACE, INC., an Oklahoma corporation ("Aerospace") EXCALIBUR SERVICES, INC., an Oklahoma corporation ("Services"), SHUMATE MACHINE WORKS, INC., a Texas corporation ("Shumate"), MATTHEW FLEMMING, an individual ("Flemming"), WILLIAM H. STUART, an individual ("Stuart") and STILLWATER NATIONAL BANK AND TRUST COMPANY, a national banking association (the "Lender"). Industries, Steel, Aerospace, Services, Shumate, Fleming and Stuart are sometimes referred to hereafter, both individually and collectively, as "Guarantor" or "Guarantors."

                                                  R E C I T A L S:

      WHEREAS, the Borrower is currently indebted to the Lender by virtue of prior loans and advances as evidenced by the following notes:

           Lender                    Original
          Note No.       Date         Amount       Principal        Interest
         ---------    ----------    ----------   -------------     ----------
           5195800    06/27/2002     2,500,000   $2,500,000.00      56,951.54

           5198300    06/27/2002     2,500,000   $2,222,353.04      52,081.69

The above described indebtedness is referred to hereafter as the "Prior Debt."

      WHEREAS, the Prior Debt and agreements thereto are evidenced by various loan agreements, promissory notes, security agreements, guaranties and other instruments and agreements, all of which, collectively, are referred to hereafter as the "Prior Loan Documents."

      WHEREAS, there presently exist certain defaults under the terms of the Prior Loan Documents;

      WHEREAS, the Borrower is attempting to raise additional capital through a private placement offering which includes preferred stock paying an annual dividend;

      WHEREAS, the Prior Loan Documents prohibit the declaration of dividends without the Lender's consent;

      WHEREAS, the Lender is willing to waive the existing defaults and consent to the payment of certain dividends subject to the terms and conditions of this Agreement;

      NOW, THEREFORE, in consideration of the mutual agreements between the parties and the funds to be advanced to the Borrower, it is agreed as follows:

1. LENDING AGREEMENT. Subject to the terms and conditions hereinafter set forth, Lender agrees to lend to Borrower, and the Borrower agrees to borrow from the Lender, a sum not to exceed FIVE MILLION DOLLARS ($5,000,000).

2. BORROWER'S NOTES. The indebtedness shall be evidenced by the following credit facilities:

      2.1 Term Note I. Promissory Note of even date herewith in the principal face amount of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00) ("Term Note I"), which will be in form and substance and payable on the terms approved by Lender. Interest only will be paid monthly on the 15th day of each month commencing May 15, 2003, and ending on August 15, 2003. Thereafter, the Borrower will make 31 equal monthly payments on the 15th day of each month in an amount sufficient to fully amortize principal and interest on Term Note I over 72 months. Term Note I shall mature and become due on April 15, 2006, at which time, the Borrower will make a balloon payment of the entire outstanding principal balance together with all accrued interest and other charges, if any.

      2.2 Term Note II. Promissory Note of even date herewith in the principal face amount of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) ("Term
            Note II"), which will be in form and substance and payable on the terms approved by Lender. Interest only will be paid monthly on the 15th day of each month commencing May 15, 2003, and ending on March 15, 2004. Term Note II shall mature and become due on the earlier of receipt by the Borrower of proceeds from the Private Offering in an amount equal to or greater than $1,000,000 or April 15, 2004. At maturity, the Borrower will pay the entire outstanding principal balance together with all accrued interest and other charges, if any.

      2.3 Revolving Line of Credit. The Lender will provide the Borrower a revolving line of credit as follows:

            2.3.1 Note.  Promissory  Note of even date herewith in the principal face amount of ONE MILLION DOLLARS ($1,000,000.00) (the "Revolving Note"), which will be in form and substance and payable on the terms approved by Lender. It is specifically agreed that the aggregate of advances made during the term of the Revolving Note may exceed the face amount thereof, but the unpaid principal balance due on the Revolving Note will not exceed the lesser of (i) the Borrowing Base; or (ii) the face amount of the Revolving Note.

            2.3.2 Advances. Advances under the Revolving Note will be limited to the Borrowing Base. The Borrowing Base shall be determined on a monthly basis upon the submission of a signed "Monthly Borrowing Base Certificate" in form acceptable to the Lender. Each Monthly Borrowing Base Certificate will be supported by a current accounts receivable aging, and such other documentation that may reasonably required by the Lender to determine the Borrowing Base. After determination of the Borrowing Base for any given month, Borrower may obtain advances by submitting an "Advance Request" in form acceptable to the Lender.

            2.3.3 Maturity.  Notwithstanding anything herein to the contrary the
                  Revolving Note will mature and become fully due and payable on April 15, 2004.

      2.4 Interest. Interest on each of Term Note I, Term Note II and the Revolving Note will be paid at the interest rate equal to the Prime Rate plus two percent (2 %) per annum, adjusted on each day on which a change in the Prime Rate occurs (the "Interest Rate"). "Prime Rate" means the prime rate as published in the "Money Rates Section" of the Wall Street Journal, which rate is not necessarily the lowest rate of interest charged by the Lender. All interest on the Term Note will be calculated for the actual number of days elapsed at a per diem charge based on a year consisting of 360 days.

      2.5 Notation of Advances. The Lender shall have the right (acting at its sole discretion with or without the consent of the Borrower) from time make notations of advances by it to the Borrower and payments to it by the Borrower on any liability ledger records maintained by or for the Lender as to indebtedness of Borrower, and such ledger shall be presumed correct until the contrary is established by Borrower. Upon demand by the Lender at any time or from time to time, the Borrower will confirm and admit by signed writing the exact amount of indebtedness for principal and interest then outstanding under this Agreement. Any billing statement or accounting rendered by or for the Lender shall be conclusive and fully binding on Borrower unless specific written notice of exception is given to the Lender by Borrower within thirty (30) days thereafter.

      2.6 Authority to Request Advances. The Lender may make loans in any amount and in any manner requested orally or in writing by any officer or agent of the Borrower or by any person reasonably believed by the Lender to be an officer or agent of the Borrower. Loan proceeds may be disbursed by deposit in any deposit account of the Borrower, by an instrument payable to Borrower.

      2.7 Prepayment. The Borrower may prepay Term Note I, Term Note II or the Revolving Note at any time, without premium or penalty. Each prepayment will be applied by the Lender first to the payment of unpaid fees and expenses, then to accrued interest on the Revolving Note and then to the payment of principal. If at any time the aggregate outstanding principal balance of the debt under the Revolving Note exceeds the then amount of the Borrowing Base, the Borrower shall immediately, without notice or demand, prepay the Revolving Note in an amount equal to the excess.

      2.8 Use of Proceeds. The Borrower will use the proceeds of all loans under this Agreement solely for lawful and authorized corporate purposes in furtherance of the business presently conducted by the Borrower.

      2.9 Lending Restrictions. Notwithstanding any other provision of this Agreement or the other Loan Documents, any advance herein provided for will not be required to be made by the Lender: (a) if after making such advance, the Lender would, as determined in the sole discretion of the Lender, exercised in good faith, be in violation of any regulatory requirements imposed by any branch of government of the United States of America or any state thereof; (b) if any event of Default has occurred and has not been cured by the Borrower or waived by the Lender; (c) if, since the Closing Date and up to the date of the advance request, any litigation or governmental proceeding has been instituted against the Borrower, the Guarantor or any of the Collateral, which, if decided adversely, will, in the reasonable opinion of the Lender, adversely affect to a material extent, the financial condition or continued operation of the Borrower; or (d) if, since the Closing Date and up to the date of the advance request, any loss, destruction, liens, claims or encumbrances against any of the Collateral (other than those in favor of the Lender) have occurred, been made or filed and have not been removed or settled to the satisfaction of the Lender.

      2.10 Prior Notes. The Prior Notes are hereby extinguished and replace by Term Note I, term Note II and the Revolving Note and Term Note I, Term Note II and the Revolving Note constitute the only indebtedness currently owed to Lender.

3. RECOURSE. The indebtedness will be full recourse to the Borrower and the Guarantors.

4. BORROWING BASE. "Borrowing Base" means, as of any given date, the sum of the following: (1) eighty percent (80%),or at the Lender's sole discretion any lesser percentage designated upon sixty (60) days notice, of Eligible Trade Accounts Receivable of Debtor; plus (2) fifty percent (50%) of the value of the inventory of Debtor, up to a maximum of One Million and No/100 Dollars ($1,000,000.00) and subject to the following:

      4.1 "Trade Accounts Receivable" means, as of any given date, all accounts receivable of Debtor and the corporate Guarantors for goods sold and delivered and services rendered by Debtor and the corporate Guarantors in the ordinary course of the business presently conducted by each of them and representing amounts then invoiced and due and owing. A Trade Account Receivable shall be an "Eligible Trade Account Receivable", and shall be included in the Borrowing Base, only if and so long as it meets each and all of the following requirements:

            4.1.1 It is a valid,  genuine  and legally  enforceable  obligation, subject to no defense, set off or counter-claim, of the account debtor or other obligor named herein or in the records of Borrower or the corporate Guarantors pertaining thereto, and that neither the Borrower nor any corporate Guarantor has received from the account debtor or other obligor any notification repudiating such obligation or asserting that such obligation is subject to any defense, set off or counterclaim; and

            4.1.2 It is owned by the Borrower or any of the corporate Guarantors free and clear of all interests, liens, attachments, encumbrances and security interests except the security interest granted to the Lender pursuant to this Agreement; and

            4.1.3 The Account  debtor or other  obligor is located in the United
                  States; and

            4.1.4 Not more than ninety (90) days have expired  since the date of invoice; or, if the Lender in its sole discretion accepts as eligible a Trade Account Receivable which is due on a date stated in the invoice, not more than thirty (30) days have expired since the date stated; and

            4.1.5 Neither the Borrower nor any of the corporate  Guarantors  has received notice from the Lender that the credit of the account debtor is not satisfactory to the Lender for any reason; and

            4.1.6 The account  debtor is not an entity in which the  Borrower or any corporate Guarantors has a controlling interest; and

            4.1.7 Eligible  Trade  Accounts  Receivable  shall not  include  any account receivable of the same account debtor to the Borrower or any corporate Guarantors in excess of fifteen percent (15%) of the then Eligible Trade Accounts Receivable calculated after ineligible accounts; and

            4.1.8 The entire receivable of one account debtor becomes ineligible if more than ten percent (10%) of the total due is over ninety
                  (90) days past due,  unless the ten percent  (10%) over ninety
                  (90) days is attributable to an isolated dispute over a specific invoice.

      4.2 The value of Inventory used in determining the Borrowing Base shall equal the value of raw material plus the value of finished product and shall not include the value of any work in progress.

5. COLLATERAL SECURITY. The performance of all covenants and agreements contained in this Loan Agreement and in the other documents executed or delivered as a part of this transaction and the payment of the Note and all renewals, amendments and modifications thereof shall be secured by the following:

      5.1 Security Agreement. The Borrower and the Guarantors will grant to the Lender a security interest covering the following:

            5.1.1 Accounts.  All of the Borrower's and Guarantors'  accounts and contracts receivable of any kind whether now existing or hereafter arising (herein called the "Accounts"); all chattel papers, documents and instruments relating to the Accounts; and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any Accounts or any such chattel papers, documents and instruments;

            5.1.2 Furniture,  Fixtures, and Equipment. All of the Borrower's and
                  Guarantors' furniture, fixtures and equipment in all of its forms whether now owned or hereafter acquired and wherever located (herein called the "Equipment"); all parts thereof and all accessions or additions thereto, whether now owned or hereafter acquired;

            5.1.3 General  Intangibles.  All of the Borrower's  and  Guarantors'
                  general intangibles of any kind whether now existing or hereafter arising (herein called the "General Intangibles"); all chattel papers, documents and instruments relating to the General Intangibles; and all rights now or hereafter existing in and to all security agreements, leases, licenses, permits, patents, distribution agreements and contracts securing or otherwise relating to any General Intangibles or any such chattel papers, documents and instruments and all of the Borrower's and Guarantors' lien rights against other persons whether statutory, contractual or by common law with respect to the leases, Inventory or other collateral described in this Agreement;

            5.1.4 Inventory.  All of the Borrower's and Guarantors' inventory in all of its forms whether now owned or hereafter acquired and wherever located (herein called the "Inventory"), and all accessions or additions thereto and products thereof, whether now owned or hereafter acquired;

            5.1.5 Other.  Without in any way limiting or modifying the foregoing in any respect, all of the Borrower's and Guarantors' goods, chattels, business records, contracts, contract rights, advertising agreements, tax refunds, documents of title, fixtures, insurance policies and proceeds, patents, trademarks, service marks, logos, trade names, copyrights and applications therefor, licenses, licensing fees, permits, approvals, consents, certificates, stock, surveys, engineering reports, tools, landscaping, machinery, furniture, furnishing, business machines, appliances, vehicles, trailers, rolling stock, deposits, security deposits, money, securities, claims, demands, causes of action, refunds, rebates, income and all other tangible and intangible real, personal or mixed property whether now owned or hereafter acquired;

            5.1.6 Additional Property. Any additional Property from time to time delivered to or deposited with Secured Party as security pursuant to the terms of this Agreement; and

            5.1.7 Proceeds. All proceeds,  products,  additions to, replacements of, substitutions for and accessions of any and all Property described above.

      5.2 Guaranty Agreements. The Guarantors shall provide unconditional, unlimited guaranties to guarantee the Indebtedness and all other extensions of credit from the Lender to the Borrower or any of the Guarantors.

      5.3 Lockbox Agreement. The Lender and Borrower agree that (i) Lender will establish a lockbox account (the "Lockbox") for the receipt of payments on account and accounts receivable of the Borrower and the Guarantors; (ii) the Borrower and the Guarantors will cooperate with Lender to assure that all account debtors of the Borrower are notified to make payments on account to the Lockbox; and (iii) without limiting the requirement that all account debtors make payment only to the Lockbox, any payments received directly by Borrower or the Guarantors will be deposited before 11:00 a.m. the following business day into the Lockbox. The Lockbox will be swept by the Lender on a daily basis and the funds therein will be applied to the principal balance on the Revolving Note, provided however, that, on or about the 15th day of each month, the funds swept from the lockbox will be applied first to pay the outstanding interest on the Revolving Note and then to principal balance.

6. CONDITIONS OF LENDING. The obligation of the Lender to perform this Agreement and to make the initial or any future advances under any of the notes executed pursuant to the Agreement is subject to the continued performance by the Borrower of the following conditions precedent:

      6.1 Loan Documents; Collateral. The Loan Documents and all other instruments and documents incidental to the transactions contemplated hereby shall have been duly executed, acknowledged (where appropriate) and delivered to the Lender by the Borrower and the Guarantors, all in form and substance satisfactory to the Lender.

      6.2 Prohibitive Orders. No order, writ or injunction of any court or administrative agency is in effect or is being sought prohibiting the transactions contemplated by this Agreement or the other Loan Documents.

      6.3 Authority. The Lender shall have received a Certificate of Incorporation, Certificate of Good Standing, a certified copy of the Bylaws and certified copies of corporate resolutions and other documents reasonably required to authorize the execution, delivery and performance of the Loan Documents by the Borrower, all in form and substance satisfactory to the Lender.

      6.4 No Default. The representations and warranties set forth in this Agreement shall be true and correct on and as of the date of the initial advance and each additional advance with the same effect as if such representations and warranties had been made on and as of such date and there shall have occurred and be continuing no Default.

      6.5 Opinion of Counsel. The Lender shall have received an opinion of counsel for the Borrower and the Guarantors stating that:

            6.5.1 Organization   and  Existence.   The  Borrower  and  corporate
                  Guarantors are corporations duly formed and validly existing under the laws of their respective states of organization and failure to qualify as a domesticated corporation in any state in which the Borrower or Guarantors conducts business will not impair the business of the Borrower or Guarantors;

            6.5.2 Power and Authority.  The Borrower and the Guarantors have the power and have been duly authorized to execute, deliver and perform this Agreement and the other Loan Documents;

            6.5.3 Validity.  The Loan  Documents,  when executed and  delivered, will be valid and legally binding indebtedness of the Borrower and the Guarantors;

            6.5.4 No  Violations.  Compliance by the Borrower and the Guarantors
                  with the Loan Documents will not violate any law, including, without limitation, applicable usury laws, securities laws, orders of public authorities, the Certificate of Incorporation or Bylaws of the Borrower or Guarantors or any other agreements or instruments binding on the Borrower or the Guarantors; and

            6.5.5 Collateral.  The Loan Documents are entitled to the benefit of the collateral security therein described and the Loan Documents are enforceable in accordance with their respective terms against the collateral security to which they relate, except as limited by applicable bankruptcy, insolvency and debtor relief laws.

            6.6 Representations and Warranties. Each representation and warranty set forth in this Agreement shall be true and correct as of the date of borrowing, except for changes subsequent to the date of this Agreement caused by transactions permitted under the terms of this Agreement; and

            6.7 No Default. There shall not exist any Event of Default under this Agreement or any event which, with the giving of notice or the lapse of time (or both) would become an Event of Default thereunder; and

            6.8   Deliveries.   The  Borrower  and  the  Guarantors  shall  have
                  delivered to the Lender:

      6.8.1 Term Note I. Term Note I duly executed by the Borrower;

      6.8.2 Term Note II. Term Note II duly executed by the Borrower;

      6.8.3 Revolving Note. The Revolving Note duly executed by Borrower;

      6.8.4 Security Agreement. A Security Agreement duly executed by the Borrower and the Guarantors, in form and substance satisfactory to the Lender, granting the Lender a security interest in all present and future equipment, inventory, and accounts receivable of the Debtor and the Guarantors;

      6.8.5 Resolutions. Copies of resolutions of the board of directors of the Borrower and each of the corporate Guarantors authorizing the execution, delivery and performance of this Agreement, the Revolving Note and the Security Agreement by the Borrower and the guaranties by each of the corporate Guarantors;

      6.8.6 Articles and Certificate. A copy of the articles of incorporation of the Borrower and each corporate Guarantor and a certificate of good standing as to the Borrower and each corporate Guarantor issued by the secretary of state of the appropriate state;

      6.8.7 Schedules. All collateral schedules, financing statements, security interest, subordination agreements, releases and termination statements which the Lender may request to assure the creation, perfection and priority of the security interests created by the Security Agreement.

      6.8.8 Lock Box Agreement. Lock Box Agreement duly executed by the Borrower and the Guarantors in form and substance satisfactory to the Lender, defining how payments of accounts receivable are to be paid and accounted for.

      6.8.9 Appraisal. An appraisal of the Borrower's and Guarantors' equipment which is satisfactory to the Lender.

      6.8.10Guaranties. Guaranty Agreements in form and substance satisfactory to the Lender executed by each of the Guarantors; and

      6.8.11UCC Financing Statements. UCC Financing Statements describing the collateral securing the repayment of the Indebtedness and UCC Financing Statements for the Borrower and each of the corporate Guarantors.

7. REPRESENTATIONS AND WARRANTIES. To induce the Lender to enter into this Agreement and to make advances to the Borrower pursuant hereto, the Borrower and the Guarantors jointly and severally represent and warrant to the Lender that:

      7.1 Existence and Power. The Borrower and corporate Guarantors are and will continue to be corporations duly formed and validly existing in good standing under the laws of their respective states of organization and are authorized and qualified to do business in each state where, because of the nature of the activities or assets, such qualification is required, except those states where failure to so qualify will not have a material adverse effect; the Borrower and the corporate Guarantors have adequate power, authority and legal right to own, operate and hold the Collateral; the Borrower and the corporate Guarantors are or will be at the time of acquisition, duly authorized, qualified and licensed under all applicable laws, regulations, ordinances or orders of public authorities to carry on their business in the operation and ownership of the Collateral; the Borrower and the corporate Guarantors have adequate authority, power and legal right to enter into, execute, deliver and perform the terms of the Loan Documents, to borrow money and to give security for borrowings as contemplated by the Loan Documents and to consummate the transactions contemplated thereby, and in doing so, neither the Borrower nor the corporate Guarantors will violate any law or the provisions of any articles, charter or bylaws or any other agreement or instrument binding upon the Borrower, the corporate Guarantors or the Collateral. The Loan Documents, upon their execution and delivery, will constitute valid, legal and binding Indebtedness of the Borrower and the Guarantors, enforceable in accordance with their terms, subject only to applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor's rights. The Borrower owns one hundred percent (100%) of the issued and outstanding capital stock of each of the corporate Guarantors.

      7.2 No Usury. The transaction evidenced by this Agreement does not violate any usury law or other law relating to the payment of interest on loans.

      7.3 Regulatory Compliance. The authorization, execution, delivery and performance of this Agreement, Term Note I, Term Note II, the Revolving Note, the Security Agreement and the Guaranties are not and will not be subject to the jurisdiction, approval or consent of, or to any requirement of registration with or notification to, any federal, state or local regulatory body or administrative agency;

      7.4 Financial Statements. Financial statements furnished to the Lender by the Borrower and each of the Guarantors were prepared in accordance with generally accepted accounting principles consistently applied, except as expressly therein set forth. They present fairly the financial condition of the Borrower and each of the Guarantors as of the dates thereof. The annual reports disclose fully all liabilities of the Borrower whether or not contingent, with respect to any pension plan. Since the date of the most recent financial statement, there has been no material adverse change in the financial condition of the Borrower or any of the Guarantors;

      7.5 Liabilities. Neither the Borrower nor any of the Guarantor has any material liabilities, direct or contingent, except those to Lender and those disclosed to the Lender;

      7.6 Full Disclosure. Neither this Agreement, the other Loan Documents nor any statement or documents referred to herein or delivered to the Lender by the Borrower, the Guarantors or any other party on their behalf contains any untrue statement or omits to state a material fact necessary to make the statements herein or therein not misleading;

      7.7 Litigation. Except as disclosed in writing to the Lender, to the knowledge of the Borrower and the Guarantors, there is no action, suit proceeding or investigation pending, or threatened against the Borrower or the Guarantors which, if adversely determined, would adversely affect the Borrower or the Guarantors or impair the ability of the Borrower or the Guarantors to carry on their businesses substantially as now conducted or contemplated or result in any substantial liability not adequately covered by insurance;

      7.8 No Default. The making and performance by the Borrower and the Guarantors of this Agreement will not violate any provision or constitute a default under any indenture, agreement or instrument to which the Borrower or any of the Guarantors may be a party or by which the Borrower, the Guarantors or any of the Collateral is bound or affected;

      7.9 Ownership of Collateral. The Borrower and/or the Guarantors have or will acquire good and marketable title to the Collateral;

      7.10 No Encumbrances. All assets of the Borrower and Guarantors are free and clear of all liens, security interests and encumbrances, except those specifically permitted by Lender. All pledged assets of the corporate Guarantors are free and clear of all liens, security interests and encumbrances, except interests, if any, specifically approved by the Lender in writing, including the prior security interest in certain equipment vested in Mr. Tommy Worth or his affiliates;

      7.11 Priority. When the financing statements delivered pursuant to this Agreement are filed in the proper office where the Borrowers or Guarantors are incorporated, the Lender will have a valid and perfected first security interest in the Collateral described in the Security Agreement, subject to no prior security interest, assignment, lien or encumbrance except interests, if any, specifically approved by the Lender in writing, including the prior security interest in certain equipment vested in Mr. Tommy Worth or his affiliates;

      7.12 Permits. The Borrower and the Guarantors have, or will obtain, all governmental and private permits, certificates, consents and franchises which are material to the business, property, assets, operations or condition, financial or otherwise, of the Borrower and the Guarantors, to carry on their businesses as now being conducted. All such governmental and private permits, certificates, consents and franchises are, or will be, valid and subsisting, and there is no existing violation thereof;

      7.13 Taxes. The Borrower and the Guarantor have filed all foreign, federal, state and local tax returns which are required to be filed and have paid or made provisions for payment of all taxes which have or may become due pursuant to said returns or pursuant to any assessment. Neither the Borrower nor the Guarantors know of any basis for the assessment of any deficiency taxes;

      7.14 Location of Business Records. The Borrower and the Guarantors will give the Lender written notice of each location of the Borrower or the Guarantors at which inventory and records of the Borrower and the Guarantors pertaining to Collateral are kept. Except as such notice is given, all records of the Borrower and the Guarantors pertaining to the Collateral are and will continue to be kept at the Borrower's and Guarantors' addresses as they appear at the beginning of this Agreement, or at such other address as the Borrower or the Guarantors designate for such purpose in a written notice to the Lender.

      7.15 ERISA. Each qualified retirement plan of the Borrower or the Guarantors presently conforms and is administered in a manner consistent with the Employee Retirement Income Security Act of 1974.

      7.16 Survival of Representations. All representations and warranties made by the Borrower and the Guarantors herein will survive the delivery of the Loan Documents and the making of the loans evidenced thereby, and any investigation at any time made by or on behalf of the Lender will not diminish the Lender's right to rely thereon. All statements contained in any certificate or other instrument delivered by or on behalf of the Borrower or the Guarantors under or pursuant to this Agreement or in connection with the transactions contemplated hereby will constitute representations and warranties made by the Borrower and the Guarantors hereunder.

8. AFFIRMATIVE COVENANTS. Until payment in full of the Indebtedness, the Borrower and the Guarantors jointly and severally agree that, unless the Lender otherwise consents in writing, the Borrower and the Guarantors will perform or cause to be performed the following agreements:

      8.1 Performance of Obligations. The Borrower and the Guarantors will promptly and punctually perform all of the obligations hereunder and under the Loan Documents, and under all other instruments executed or delivered pursuant thereto;

      8.2   Maintenance of  Collateral.  Maintain their properly in good working
            order  and   condition;   make  all  needful  and  proper   repairs,
            replacements, additions and improvements thereto.

      8.3 Financial Reports and Condition. The Borrower and the Guarantors will furnish or cause to be furnished to the Lender, prepared in accordance with generally accepted accounting principles and certified as to truth and accuracy by either the chief executive officer or chief financial officer of the Borrower or Guarantor the following:

      8.3.1 Weekly Borrowing Base Certificate. On a weekly basis, the Borrower will provide a Weekly Borrowing Base Certificate in a form acceptable to the Lender for reporting purposes only. For the purposes of determining credit availability, the Borrowing Base is determined on a monthly basis as provided above.

      8.3.2 Annual Financial Statements. The Borrower and Guarantors will furnish to the Lender their audited annual financial statement on or before March 1st of each year.

      8.3.3 Income Tax Returns. The Borrower and the Guarantors will furnish to the Lender copies of their respective federal income tax returns and requests for an extension of time in which to file within fifteen
            (15) days after filing of same.

      8.3.4 Monthly Financial Reports. Within fifteen (15) days after the close of each month commencing with the month ending May 31, 2003, the Borrower and Guarantors will furnish to the Lender the following:

            1.    Accounts  Receivable   Aging/Listings.   A  current  aging  of
                  accounts   receivable  of  the  Borrower  and  each  corporate
                  Guarantor;

            2. Inventory. A current listing of the inventory of the Borrower and each corporate Guarators.

            3. Balance Sheet. A balance sheet which demonstrates a "Liquidity Ratio" of 1.0 to 1.0. The Borrower will provide the Lender with within forty-five (45) days after the close of each of its fiscal year's quarter information reasonably needed by the Lender to determine the Liquidity Ratio. As used herein, Liquidity Ratio shall be defined as the ratio of the Borrower's current assets to the Borrower's current liabilities. Notwithstanding anything herein to the contrary, failure to obtain the stated Liquidity Ratio shall not be an event of default until December 31, 2003.

            4. Income Statement. An income statement which demonstrates a "Debt Service Ratio" of not less than 1.25 to 1.0. As used herein, Debt Service Ratio shall be defined as the ratio of the Borrower's earnings before interest, taxes and depreciation to Borrower's debt service. Notwithstanding anything herein to the contrary, failure to obtain the stated Debt Service Ratio shall not be an event of default until December 31, 2003.

            5. Cash Flow Statements. A statement of changes in cash and a cash flow statement of the Borrower in form satisfactory to the Lender

            8.3.5 Other Information.  At the Lender's request from time to time, the Borrower and the Guarantors will provide the Lender with such other information as the Lender may reasonably request regarding the business affairs or financial condition of the Borrower or the Guarantors and the Borrower will provide access to the Lender at all reasonable times to all agreements, purchase and sale contracts, maintenance agreements and all other documents and information relating to the Collateral.

      8.4 Taxes. All taxes which hereafter become due and assessments, governmental charges and levies which are hereafter imposed on the Borrower, the Guarantors or their respective assets, income and profits will be paid prior to the date on which penalties attach thereto; provided that the Borrower will not be required to pay any such charge which is being contested in good faith by proper proceedings as to which adequate reserves have been established.

      8.5 Tax on Indebtedness. The Borrower and the Guarantors hereby agree to pay any and all taxes which may be levied or assessed directly or indirectly on the Note, the Mortgage, any of the Loan Documents, or the debt secured thereby, without regard to any law which may be hereafter enacted imposing payment of the whole or any part thereof upon the Lender, its successors or assigns; and, upon violation of this agreement, or upon the rendering by any court of competent jurisdiction of a decision that such an agreement by a Borrower or Guarantor is legally inoperative, or if the rate of said tax, when added to the rate of interest provided for in the Note, shall exceed the then legal rate of interest, then, and in any such event, the debt hereby secured, without deduction, shall, at the option of the Lender, become immediately due and payable, anything contained in the Loan Documents notwithstanding; provided that the Borrower's obligation to pay such taxes shall exclude United States franchise taxes and United States taxes imposed on or measured by Lender's net income or net receipts;

      8.6 Access. Permit any officer, employee, attorney or accountant for the Lender or for any participant designated by the Lender, to inspect the Collateral or to review, make extracts from, or copy any and all of its corporate and financial books, records and properties of the Borrower and the Guarantors at all times during ordinary business hours.

      8.7 Title; Pledge. The Borrower and the Guarantors agree to grant to the Lender first perfected security interests covering all or any part of the Collateral. The Borrower and the Guarantors will maintain and defend good and marketable title to the Collateral free and clear of all claims, liens or encumbrances except those in favor of the Lender.

      8.8 Qualification; Licenses. The Borrower and the Guarantors will take such actions or cause such actions to be taken as might be required to maintain the Borrower's and the corporate Guarantors' corporate existence and all governmental and private permits, licenses and authorities of the Borrower and corporate Guarantors necessary or desirable to the continuation of their businesses and will comply with all statutes and governmental regulations.

      8.9 Notices. The Borrower and the Guarantors will promptly give written notice to the Lender of: (a) any litigation commenced against or affecting the Borrower, the Guarantors or the Collateral; (b) any dispute which exists between the Borrower or the Guarantors and any governmental regulatory body or law enforcement authority relating to any federal or state laws that could reasonably be expected to have a material adverse effect on (i) the financial condition or results of operations of the Borrower or the Guarantors, or (ii) the ability of the Borrower or the Guarantors to perform their obligations hereunder or under any other Loan Documents; (c) any event of Default; (d) any change in the senior management of the Borrower or the corporate Guarantors regardless of the reason for such change (i.e. action by stockholders, board of directors, death or retirement); and (e) any other matter which has resulted or could be expected to result in a material adverse change in (i) the financial condition or results of operations of the Borrower or the Guarantors or (ii) the ability of the Borrower or the Guarantors to perform under this Agreement or any of the Loan Documents.

      8.10 Additional Documents. At any time and from time to time, upon written request of the Lender, the Borrower and the Guarantors agree to furnish any additional information and to execute any and all additional documents, not inconsistent with the provisions of this Agreement, which may be required by the Lender in connection with or pursuant to any provision set forth in this Agreement or the Loan Documents;

      8.11 Compliance with Applicable Law. The Borrower and the Guarantors will continuously comply with all applicable regulations, rules, ordinances or orders of the United States of America, any state, or any other jurisdiction, or of any agency of federal state and local taxing authority or other agency which might materially and adversely affect the business, operations or financial condition of the Borrower or the Guarantors;

      8.12 Books and Records. The Borrower and the Guarantors will keep and maintain accurate books and records in accordance with sound accounting practices consistently applied;

      8.13 Insurance. Maintain property, liability, workman's compensation and other forms of insurance in amounts designated at any time or from time to time by the Lender;

      8.14 Notice to Existing Account Debtors. The Borrower and the Guarantors shall provide notice in accordance with the Lockbox Agreement to all existing account debtors;

      8.15 Notice to New Account Debtors. The Borrower and the Guarantors shall insert language into all new contracts notifying the contract party that the Borrower's or Guarantors' right to payment under the contract is pledged to the Lender and shall instruct the account debtor to make such payments to the Lockbox; and

      8.16 Operating Accounts. The Borrower and the Guarantors will conduct their banking business through accounts established or to be established with the Lender for all accounts, cash and cash equivalents.

9. NEGATIVE COVENANTS. Until payment in full of the Indebtedness, the Borrower and the Guarantors jointly and severally agree that unless the Lender otherwise consents in writing, neither the Borrower nor the Guarantors will perform or permit to be performed any of the following acts:

      9.1 Use of Loan Proceeds. Neither the Borrowers nor the Guarantors shall permit any funds advanced to Borrower under this Loan Agreement to be used for any purposes other than financing the businesses of the Borrower and the corporate Guarantors;

      9.2 Other Debt. Neither the Borrowers nor the Guarantors shall become or remain liable in any manner in respect of any indebtedness or contractual liability (including, without limitation, notes, bonds, debentures, loans, guaranties, and pension liabilities, whether or not contingent and whether or not subordinated), except indebtedness arising under this Agreement, presently outstanding unsecured indebtedness, if any, to the extent disclosed in the financial statements, unsecured indebtedness, other than for money borrowed or for the purchase of a capital asset, incurred in the ordinary course of its business, which becomes due and must be fully satisfied within twelve (12) months after the date on which it is incurred, unsecured indebtedness subordinated in right of payment to all indebtedness owed to the Lender pursuant to a debt subordination agreement accepted or approved in writing by the Lender;

      9.3 Insider Debt. Permit funds to be owing to the Borrower by the directors or shareholders of the Borrower or the Guarantors, or members of their families, on account of any loan, credit sale or other transaction or event;

      9.4 Contingent Liabilities. Neither the Borrower nor the Guarantors will assume, guarantee, endorse or otherwise become contingently liable for the indebtedness of any other person, firm or corporation, except by the endorsement of negotiable instruments for deposit or collection or other similar transactions in the ordinary course of their business;

      9.5 Senior Debt. Neither the Borrower nor the Guarantors will take or permit to be taken any action which would or might impair the senior position of the Lender under the Loan Documents;

      9.6 Creation of Liens. Neither the Borrowers nor the Guarantors shall create, assume or suffer to exist any mortgage, pledge, lien, charge or encumbrance on any of the Collateral excluding only encumbrances to the Lender contemplated by this Agreement, except the security interests created by the Security Agreement, liens for taxes or assessments not yet due or contested in good faith by appropriate proceedings, security interests approved by the Lender in writing, at its sole discretion, and other liens, charges and encumbrances incidental to the conduct of their business or the ownership of their property which were not incurred in connection with the borrowing of money or the purchase of property on credit and which do not in the aggregate materially detract from the value of their property or materially impair the use thereof in their business;

      9.7 Disposition of Collateral. Neither the Borrowers nor the Guarantors shall sell, convey, assign, transfer or otherwise dispose of any of the Collateral or any other assets of the Borrower or the Guarantors except for the use of inventory in the ordinary course of business. In addition, neither the Borrowers nor the Guarantors shall enter into a management agreement or similar agreement with any person without the prior written consent of Lender;

      9.8 Liquidation or Merger. Neither the Borrowers nor the Guarantors shall liquidate, dissolve or enter into any consolidation, merger, joint venture, syndicate, pool, management agreement or other combination and neither the Borrowers nor the Guarantors shall discontinue or substantially alter the normal operation of their respective businesses.

      9.9 Distribution. Neither the Borrowers nor the Guarantors shall: (a) declare or pay any dividends, stock bonuses or any other distributions to any stockholder or any other person; or (b) authorize or make any other distribution to any stockholder, subsidiary, affiliate or person of any of the assets or business of the Borrower or the Guarantors;

      9.10 Stock Redemption. Neither the Borrowers nor the Guarantors shall purchase, acquire, redeem, retire or call or make any commitment to purchase, acquire, redeem, retire or call any of the capital stock or other equity instruments of the Borrower or the Guarantors. Neither the Borrowers nor the Guarantors shall sell, transfer or otherwise dispose of any of the capital stock of the Borrower or Guarantors;

      9.11  Excessive  Compensation.  Neither the Borrowers  nor the  Guarantors
            shall  pay  excessive  or  unreasonable  salaries,   bonuses,  fees,
            commissions or other compensation;

      9.12 Investments. Neither the Borrowers nor the Guarantors shall purchase stock or securities of, extend credit to or make investments in, become liable as surety for, or guarantee or endorse any obligation of, any person, firm or corporation, except direct obligations of the United States and commercial lender deposits;

      9.13 Margin Stock. Neither the Borrowers nor the Guarantors shall use any of the proceeds received from the Lender for the purpose of purchasing or carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System;

      9.14 Purchase of Property. Neither the Borrowers nor the Guarantors shall expend or contract to expend funds for the purchase or lease of any property, whether real, personal or mixed, except current assets purchased in the ordinary course of business;

      9.15 Default. Neither the Borrowers nor the Guarantors shall permit any default or event of default to occur under any note, loan agreement, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon Borrower or the Guarantors;

      9.16 Other Agreements. Neither the Borrowers nor the Guarantors shall enter into any agreement that limits or restricts the ability of the Borrower or the Guarantors to comply with the terms of the Loan Documents.

10. EVENTS OF DEFAULT. Unless consented to by the Lender, the occurrence of any of the following events will constitute a "Default" under the Loan
      Documents:

      10.1 Nonpayment of Note. Default in payment when due of any interest or principal of any of the notes when and such failure shall continue for five (5) calendar days.

      10.2 Other Nonpayment. Default in payment when due of any other indebtedness payable to the Lender under the terms of the Loan Documents and such failure shall continue for five (5) calendar days;

      10.3 Breach of Agreement. Default by the Borrower or the Guarantors in the performance or observance of any covenant contained in the Loan Documents or under the terms of any other instrument delivered to the Lender in connection with any of the Loan Documents when such failure continues for a period of ten (10) calendar days;

      10.4 Representations and Warranties. Any representation, statement, certificate, schedule or report made or furnished to the Lender on behalf of the Borrower or the Guarantors proves to be false or erroneous in any material respect at the time of the making thereof or any warranty ceases to be complied with in any material respect;

      10.5 Default on Substantial Obligations. The Borrower or any of the Guarantors shall fail to pay when due any substantial liability or liabilities owed to persons other than the Lender; or the maturity of any such liability or liabilities shall be accelerated; or any breach, default or event of default shall occur under any indenture, loan agreement, note or agreement pertaining to any such liability, entitling a creditor or representative of creditors of the Borrower or the Guarantors, acting with or without the consent or concurrence of other creditors and with or without notice or a period of grace, to accelerate the maturity of or demand payment of any such liability, whether such breach, default or event of default is waived by the creditor so entitled. "Substantial" for these purposes, means in excess of Twenty-Five Thousand and No/100 Dollars ($25,000);

      10.6 Insolvency. The making of an assignment for the benefit of the creditors of the Borrower or the Guarantors;

      10.7 Bankruptcy. The institution of bankruptcy, reorganization, liquidation or receivership proceedings by or against the Borrower or the Guarantors under the Bankruptcy Code, as amended, or under any other laws, whether state or federal, for the relief of Borrower or Guarantors, now or hereafter existing;

      10.8 Receivership. The appointment of a receiver or trustee for the Borrower, the Guarantors or for any substantial part of the Collateral, or the discontinuance of business or a material adverse change in the nature of the business of the Borrower or the Guarantors or in the financial condition of the Borrower or the Guarantors;

      10.9 Benefit Plan Insecurity. Any event or reportable event which the Lender in good faith determines to constitute potential grounds for the termination of any employee benefit plan or other plan maintained for employees of the Borrower or the Guarantors, or for the appointment of a trustee to administer any such plan, shall have occurred and be continuing thirty (30) calendar days after written notice to such effect shall have been given by the Lender to the Borrower or the Guarantors; or any such plan shall be terminated, or a trustee shall be appointed to administer any such plan; or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any such plan or to appoint a trustee to administer any such plan;

      10.10 Judgment. Entry by any court of a final judgment against the Borrower or any of the Guarantors or an attachment of any portion of the Collateral;

      10.11 Termination of Corporate Existence. The cessation by the Borrower or the corporate Guarantors to be a validly existing corporation under the laws of their respective states of organization; or

      10.12 Failure of Liens. Failure of the Lender's security interests covering the Collateral to constitute first and prior liens on any of the Collateral.

11. REMEDIES. On the occurrence of an event of Default which has not been timely cured, the Lender may terminate all Indebtedness of the Lender under the Loan Documents, including, without limitation, any obligation to make advances under the Revolver, and may exercise any one or more of the following options:

      11.1 Termination of Lender Obligations. The Lender may terminate the obligations of the Lender under this Agreement.

      11.2 Acceleration. The Lender may declare the Indebtedness evidenced to be immediately due and payable, and the same shall thereupon be immediately due and payable, without notice or presentment or other demand, and the Lender thereupon may exercise and enforce all rights and remedies available to it to collect the Indebtedness;

      11.3 Selective Enforcement. In the event the Lender elects to selectively and successively enforce the Lender's rights under any one or more of the instruments securing payment of the Indebtedness, such action will not be deemed a waiver or discharge of any other lien or encumbrance securing payment of the Indebtedness until such time as the Lender has been paid in full all sums advanced by the Lender;

      11.4 Waiver of Event of Default. The Lender may, by an instrument in writing signed by the Lender, waive any event of Default that has occurred and any of the consequences of such event of Default; and in such event, the Lender, the Borrower and the Guarantors will be restored to their respective former positions, rights and
            Indebtedness under the Loan Documents. Any event of Default so waived will, for all purposes of this Agreement, be deemed to have been cured and not to be continuing, but no such waiver will extend to any subsequent or other event of Default or impair any consequence of such subsequent or other event of Default. The rights and remedies of the Lender shall be cumulative and the exercise or enforcement of any one right or remedy shall neither be a condition to nor bar the exercise and enforcement of any other;

      11.5 Performance by Lender. In the event the Borrower or the Guarantors fail to cure any Default in the time provided by the Lender, the Lender will at any time thereafter have the right (but not the obligation) to pay any claim or lien (whether prior or subordinate to liens held by the Lender) affecting the Collateral and to take
            possession   of  the   Collateral  in  such  manner  as  the  Lender
            determines. The Borrower and the Guarantors hereby authorize the Lender to increase the indebtedness owing by the Borrower to the Lender by the cost of satisfying claims against the Collateral and the cost of repossession of the Collateral and agrees that the Loan Documents will evidence and secure payment of such costs whether or not the total funds advanced exceed the face amount of the Loan Documents;

      11.6 Cumulative Remedies. No failure on the part of the Lender to exercise and no delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise by the

            Lender of any right hereunder preclude any other or further right of exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not alternative; and

      11.7 Setoff. Regardless of the adequacy of any other Collateral held by the Lender, any deposits or other sums credited by or due from the Lender to the Borrower or any of the Guarantors will at all times constitute collateral security for all of the Indebtedness of the Borrower and the Guarantors and may be set off against any and all liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower or the Guarantors to the Lender. The rights granted by this paragraph will be in addition to the rights of the Lender under any statutory lien.

12. RELEASE. Borrower and Guarantors hereby jointly and severally release, acquit and forever discharge the Lender and the Lender's subsidiaries, affiliates, officers, directors, shareholders, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them (hereafter collectively called the "Released Lender Parties") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against indebtedness and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without implied limitation, such claims and defenses as fraud, mistake, duress and usury, which the Borrower or Guarantor ever had, now have, or might hereafter have against the Released Lender Parties, jointly or severally, for or by reason of any matter, cause or thing whatsoever occurring prior to the date of this Agreement, whether or not related in whole or in part, directly or indirectly to the Borrower's or Guarantor's indebtedness. In addition, the Borrower and Guarantor agree not to commence, join in, prosecute or participate in any suit or other proceeding in a position which is adverse to any of the Released Lender Parties arising directly or indirectly from any of the foregoing matters.

13.   MISCELLANEOUS. It is further agreed as follows:

      13.1 Recitals. The recitals are hereby acknowledged by the parties to be true and correct and are adopted and incorporated herein as material terms of this Agreement.

      13.2 Fees. In partial consideration of the extension of credit contemplated under this Agreement, the Borrower shall pay to the Lender origination fees in the amount of 1.5% of the original principal balances of Term Note I and the Revolving Note and of .5% of the original principal balance of Term Note II. The Borrower shall also pay a fee of $5,000 in partial consideration of the Lender's waiver of financial covenant defaults in connection with the Prior Loan Documents and of the Lender's consent to future distributions.

      13.3 Hold Harmless. The Borrower and the Guarantors hereby agree to indemnify and hold the Lender harmless from all liability, loss, damage or expense, including reasonable attorney's fees, whether incurred under retainer, salary or otherwise, that the Lender may incur in good faith in compliance with or the enforcement of the terms of this Agreement or any of the Loan Documents.

      13.4 Expenses. The Borrower will pay all reasonable expenses (including legal expenses and attorney's fees) of every kind resulting from any future modification or enforcement of the Loan Documents.

      13.5 Supersession. It is agreed and understood between the Borrower, the Guarantors and the Lender that: (a) except to the extent the Prior Loans Documents are amended hereby, the Prior Loans will remain in full force and effect; (b) the Borrower and Guarantor hereby adopt, confirm and reaffirm each and every promise, representation, warranty and covenant set forth in each of the Prior Loan Documents as fully as if each of such matters were restated and set forth in this Agreement; and (c) the execution of this Agreement will not discharge, interrupt, impair, abate or otherwise modify the priority or the validity of any lien or security interest securing payment of the indebtedness evidenced by the Prior Loan Documents.

      13.6 Notices. All notices, requests and demands will be served by first class or express mail, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission confirmed by mailing written confirmation at substantially the same time as such rapid transmission, as follows:

            The Borrower and
            the Guarantors-     16825 Northcase Drive
                                Suite 630

                                Houston, TX  77060
                                Attn: CFO
                                Fax:     (281) 877-9701

            With a copy to-     Thomas J. McCaffrey
                                Haynes & Boone, LLP
                                1000 Louisiana, Suite 4300
                                Houston, Texas 77002
                                Fax:  (713) 236-5661

            The Lender -        Stillwater National Lender and Trust Company
                                1500 S. Utica
                                Tulsa, Oklahoma  74104
                                Attn:  Jerry L. Lanier, Executive Vice President
                                Fax: (918) 523-3892

            With a copy to -    Bryan J. Wells
                                Conner & Winters, P.C.
                                211 N. Robinson
                                1700 One Leadership Square
                                Oklahoma City, Oklahoma 73102
                                Fax: (405) 232-2695
            or at such other address as any party designates for such purpose in a written notice to the other parties. Notices will be deemed to have been given on the date notice is sent by rapid transmission or three business days after notice is placed in the mail, properly addressed, postage prepaid.

      13.7 Construction. Nothing contained in this Agreement will be construed to constitute the Lender as a joint venturer with the Borrower or the Guarantors or to constitute a partnership. The descriptive headings of the paragraphs of this Agreement are for convenience only and are not to be used in the construction of the content of this Agreement. This Agreement may be executed in multiple counterparts, each of which will be an original instrument, but all of which will constitute one agreement.

      13.8 Venue. This Agreement and the documents issued hereunder are executed and delivered as an incident to a lending transaction negotiated and to be performed in Tulsa, Tulsa County, Oklahoma. The Loan Documents are intended to constitute a contract made under the laws of the State of Oklahoma and to be construed in accordance with the internal laws of said state. The Borrower, the Guarantors and the Lender hereby waive all objections and consent to the jurisdiction and venue of any state or federal court sitting in Tulsa County, Oklahoma.

      13.9 Severability. In case any one or more of the provisions contained in the Loan Documents should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction; and the validity, legality and enforceability of the remaining provisions contained herein and therein will not in any way be affected or impaired thereby.

      13.10 No Oral Modification. This Agreement may not be amended, altered, modified or changed verbally, but only by an agreement in writing signed by the party against whom enforcement of any amendment, waiver, change, modification or discharge is sought.

      13.11 Extension of Loan Term. It is understood that the Lender is under no obligation to extend the term of this Agreement beyond the maturity of any of the notes and that any such extension will be made at the Lender's sole discretion. Any such extension will be evidenced by the acceptance by the Lender of a promissory note renewing and extending the time of payment of any of the notes on terms acceptable to the Lender.

      13.12 No  Waiver.  No  advance  of loan  proceeds  under  any of the  Loan
            Documents will constitute a waiver of any of the representations, warranties, conditions or covenants of the Borrower or the Guarantors under the Loan Documents. In the event the Borrower or the Guarantors are unable to satisfy any warranty, condition or covenant contained in the Loan Documents, no advance of loan proceeds will preclude the Lender from thereafter declaring such inability to be an event of Default.

      13.13 Exclusive Benefit. All provisions of the Loan Documents are for the sole and exclusive benefit of the Lender, the Borrower and the Guarantors and no other person will have standing to require satisfaction of the provisions thereof or be entitled to assume that advances thereunder will not be made by the Lender in the absence of strict compliance with the provisions of the Loan Documents. Any and all provisions of the Loan Documents may be waived by the Lender in whole or in part at any time if, in the sole discretion of the Lender, it is advisable to do so.

      13.14 Application of Loan Proceeds. The Lender may apply the loan proceeds under Term Note I, Term Note II or the Revolving Note to the satisfaction of any condition, warranty or covenant of the Borrower under any of the Loan Documents, and any proceeds so applied will be considered as a part of the loan proceeds advanced under Term Note I, Term Note II or the Revolving Note will be secured by the Loan Documents.

      13.15 Binding Effect. This Agreement will be binding on the Borrower, the Guarantors and their successors and permitted assigns and will inure to the benefit of the Lender and the Lender's successors and assigns.

      13.16 Counterparts.   This   Agreement   may  be   executed   in  multiple
            counterparts, each of which will be an original instrument, but all of which will constitute one agreement.

     IN WITNESS WHEREOF, the Borrower, the Guarantors and the Lender have duly executed this Agreement effective the date first above written.


                                                 EXCALIBUR HOLDINGS, INC.,
                                                  a Texas corporation

                                                 By: /s/ Matthew C. Flemming
                                                    ------------------------
                                                 Name:  Matthew C. Flemming
                                                 Title:  CFO

                                                  EXCALIBUR INDUSTRIES, INC.,
                                                   a Delaware corporation

                                                  By: /s/ Matthew C. Flemming
                                                     ------------------------
                                                  Name:  Matthew C. Flemming
                                                  Title:  CFO



                                                  EXCALIBUR STEEL INC.,
                                                  an Oklahoma corporation

                                                  By: /s/ Matthew C. Flemming
                                                     ------------------------
                                                  Name:  Matthew C. Flemming
                                                  Title:  CFO



                                                  EXCALIBUR AEROSPACE, INC.
                                                  an Oklahoma corporation

                                                  By: /s/ Matthew C. Flemming
                                                     ------------------------
                                                  Name:  Matthew C. Flemming
                                                  Title:  CFO




                                                  EXCALIBUR SERVICES, INC.
                                                  an Oklahoma corporation

                                                  By: /s/ Matthew C. Flemming
                                                     ------------------------
                                                  Name:  Matthew C. Flemming
                                                  Title:  CFO


                                                  SHUMATE MACHINE WORKS, INC.
                                                  a Texas corporation

                                                  By: /s/ Matthew C. Flemming
                                                     ------------------------
                                                  Name:  Matthew C. Flemming
                                                  Title:  CFO



                                                  /s/ Matthew C. Flemming
                                                  -----------------------
                                                  MATTHEW FLEMMING, individually

                                                 /s/ William S.H. Stuart
                                                 -----------------------
                                                 WILLIAM H. STUART, individually



                                                 STILLWATER NATIONAL BANK AND
                                                 TRUST COMPANY, a national
                                                 banking association

                                                 By: /s/ Carol A. Kinzer
                                                     ------------------------
                                                 Name: Carol A. Kinzer
                                                 Title: Senior Vice President
                                                  (the "Lender")